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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of FindWhat.com (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig
A. Pisaris-Henderson, Chairman, Chief Executive Officer, President and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                 /s/ Craig A. Pisaris-Henderson
                                 --------------------------------------------
                                 Craig A. Pisaris-Henderson, Chairman, Chief
                                 Executive Officer, President and Secretary
                                 of FindWhat.com
                                 April 30, 2003